UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 11, 2011

LSI CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-10317	94-2712976
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1621 Barber Lane
Milpitas, California 95035
(Address of principal executive offices, including zip code)

(408) 433-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

                On May 11, 2011, our Compensation Committee increased the annual salary of D. Jeffrey Richardson by $25,000 to $500,000, and awarded him a stock option covering 667,556 shares, in light of his recent promotion to Chief Operating Officer of LSI. The stock option has an exercise price of $7.49 per share, the closing price per share of our common stock on the New York Stock Exchange on May 11, 2011, and a seven-year term. One quarter of the option will become exercisable after three years and the remainder will become exercisable after four years.

Item 5.07	Submission of Matters to a Vote of Security Holders.

We held our annual meeting of stockholders on May 11, 2011.  At the meeting, our stockholders:

•	Elected nine directors to serve for the ensuing year and until their successors are elected.
•	Ratified the audit committee’s selection of our independent auditors for 2011.
•	Approved, in an advisory vote, our executive compensation.
•	Recommended, in an advisory vote, that future votes on executive compensation occur each year.

The results of the voting for directors were as follows:

	For	Against	Abstain	Broker Non-Votes

Charles A. Haggerty	348,845,900	96,818,816	1,399,613	79,161,541
Richard S. Hill	238,394,094	207,206,476	1,463,759	79,161,541
John H.F. Miner	435,345,800	10,437,468	1,281,061	79,161,541
Arun Netravali	435,110,199	10,616,404	1,337,726	79,161,541
Charles C. Pope	439,693,700	6,075,624	1,295,005	79,161,541
Gregorio Reyes	442,548,800	3,210,463	1,305,066	79,161,541
Michael G. Strachan	438,479,645	7,266,644	1,318,040	79,161,541
Abhijit Y. Talwalkar	442,634,355	3,183,061	1,246,913	79,161,541
Susan M. Whitney	435,296,336	10,465,446	1,302,547	79,161,541

The vote on the ratification of the Audit Committee's selection of PricewaterhouseCoopers LLP as our independent auditors for 2011 was:

For	Against	Abstain	Broker Non-Votes

511,221,167	17,696,895	1,085,797	0

The vote on the advisory proposal to approve our executive compensation was:

For	Against	Abstain	Broker Non-Votes

417,567,168	23,154,858	6,342,303	79,161,541

The vote on the advisory proposal on the frequency of future votes on executive compensation was:

1 year	2 years	3 years	Abstain	Broker Non-Votes

365,282,501	1,065,912	74,540,574	6,175,342	79,161,541

In light of the vote on this proposal, our Board of Directors has determined that we will hold annual advisory votes on our executive compensation until the next vote on the frequency of stockholder votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSI CORPORATION

By:	/s/ Bryon Look
Bryon Look Executive Vice President, Chief Financial Officer and Chief Administrative Officer

Date: May 13, 2011